EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
1.	Airport Hotels Houston LLC	Delaware
2.	Airport Hotels LLC	Delaware
3.	Ameliatel LP	Delaware
4.	Beachfront Properties, Inc.	Virgin Islands
5.	Benjamin Franklin Hotel, Inc.	Washington
6.	BRE/Swiss LP	Delaware
7.	Calgary Charlotte Holdings Company	Nova Scotia
8.	Calgary Charlotte Partnership	Alberta, CN
9.	CB Realty Sales, Inc.	Delaware
10.	CCES Chicago LLC	Delaware
11.	CCFH Maui LLC	Delaware
12.	CCFS Atlanta LLC	Delaware
13.	CCFS Philadelphia LLC	Delaware
14.	CCHH Atlanta LLC	Delaware
15.	CCHH Burlingame LLC	Delaware
16.	CCHH Cambridge LLC	Delaware
17.	CCHH GHDC LLC	Delaware
18.	CCHH Host Capitol Hill LLC	Delaware
19.	CCHH Maui LLC	Delaware
20.	CCHH Reston LLC	Delaware
21.	CCHI Singer Island LLC	Delaware
22.	CCMH Atlanta Marquis LLC	Delaware
23.	CCMH Atlanta Suites LLC	Delaware
24.	CCMH Chicago CY LLC	Delaware
25.	CCMH Copley LLC	Delaware
26.	CCMH Coronado LLC	Delaware
27.	CCMH Costa Mesa Suites LLC	Delaware
28.	CCMH DC LLC	Delaware
29.	CCMH Denver Tech LLC	Delaware
30.	CCMH Denver West LLC	Delaware
31.	CCMH Diversified LLC	Delaware
32.	CCMH Downers Grove Suites LLC	Delaware
33.	CCMH Dulles AP LLC	Delaware
34.	CCMH Fin Center LLC	Delaware
35.	CCMH Fisherman’s Wharf LLC	Delaware
36.	CCMH Gaithersburg LLC	Delaware
37.	CCMH Houston AP LLC	Delaware
38.	CCMH Houston Galleria LLC	Delaware
39.	CCMH IHP LLC	Delaware
40.	CCMH Kansas City AP LLC	Delaware
41.	CCMH Key Bridge LLC	Delaware
42.	CCMH Lenox LLC	Delaware
43.	CCMH Manhattan Beach LLC	Delaware
44.	CCMH Marina LLC	Delaware
45.	CCMH McDowell LLC	Delaware
46.	CCMH Memphis LLC	Delaware
47.	CCMH Metro Center LLC	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
48.	CCMH Minneapolis LLC	Delaware
49.	CCMH Moscone LLC	Delaware
50.	CCMH Newark LLC	Delaware
51.	CCMH Nashua LLC	Delaware
52.	CCMH Newport Beach LLC	Delaware
53.	CCMH Newport Beach Suites LLC	Delaware
54.	CCMH O’Hare AP LLC	Delaware
55.	CCMH O’Hare Suites LLC	Delaware
56.	CCMH Orlando LLC	Delaware
57.	CCMH Palm Desert LLC	Delaware
58.	CCMH Park Ridge LLC	Delaware
59.	CCMH Pentagon RI LLC	Delaware
60.	CCMH Perimeter LLC	Delaware
61.	CCMH Philadelphia AP LLC	Delaware
62.	CCMH Philadelphia Mkt. LLC	Delaware
63.	CCMH Portland LLC	Delaware
64.	CCMH Potomac LLC	Delaware
65.	CCMH Properties II LLC	Delaware
66.	CCMH Quorum LLC	Delaware
67.	CCMH Riverwalk LLC	Delaware
68.	CCMH Rocky Hill LLC	Delaware
69.	CCMH San Diego LLC	Delaware
70.	CCMH San Fran AP LLC	Delaware
71.	CCMH Santa Clara LLC	Delaware
72.	CCMH Scottsdale Suites LLC	Delaware
73.	CCMH South Bend LLC	Delaware
74.	CCMH Tampa AP LLC	Delaware
75.	CCMH Tampa Waterside LLC	Delaware
76.	CCMH Times Square LLC	Delaware
77.	CCMH Westfields LLC	Delaware
78.	CCRC Amelia Island LLC	Delaware
79.	CCRC Buckhead/Naples LLC	Delaware
80.	CCRC Dearborn LLC	Delaware
81.	CCRC Marina LLC	Delaware
82.	CCRC Naples Golf LLC	Delaware
83.	CCRC Phoenix LLC	Delaware
84.	CCRC San Francisco LLC	Delaware
85.	CCRC Tysons LLC	Delaware
86.	CCSH Atlanta LLC	Delaware
87.	CCSH Chicago LLC	Delaware
88.	Chesapeake Hotel Limited Partnership	Delaware
89.	Cincinnati Plaza LLC	Delaware
90.	City Center Hotel Limited Partnership	Minnesota
91.	CLDH Meadowvale, Inc.	Ontario
92.	CLMH Airport, Inc.	Ontario
93.	CLMH Calgary, Inc.	Ontario
94.	CLMH Eaton Centre, Inc.	Ontario
95.	DS Hotel LLC	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
96.	Durbin LLC	Delaware
97.	East Side Hotel Associates, L.P.	Delaware
98.	Elcrisa S.A. de C.V.	Mexico
99.	Euro JV Manager B.V.	Netherlands
100.	Euro JV Manager LLC	Delaware
101.	Farrell’s Ice Cream Parlour Restaurants LLC	Delaware
102.	Fernwood Atlanta Corporation	Delaware
103.	GLIC, LLC	Hawaii
104.	Hanover Hotel Acquisition Corp.	Delaware
105.	Harbor-Cal S.D.	California
106.	Harbor-Cal S.D. Partner LLC	California
107.	HHR 42 Associates, L.P.	Delaware
108.	HHR 42 Associates GP LLC	Delaware
109.	HHR Assets LLC	Delaware
110.	HHR Auckland Limited	New Zealand
111.	HHR Capital Wellington NTL Limited	New Zealand
112.	HHR Christchurch IB Limited	New Zealand
113.	HHR Christchurch NTL Limited	New Zealand
114.	HHR Conventions Pty Ltd.	Australia
115.	HHR Euro II GP B.V.	Netherlands
116.	HHR Fourth Avenue GP LLC	Delaware
117.	HHR Fourth Avenue Limited Partnership	Delaware
118.	HHR GHDC GP LLC	Delaware
119.	HHR GHDC Limited Partnership	Delaware
120.	HHR Harbor Beach LLC	Delaware
121.	HHR Holdings Coöperatief U.A.	Netherlands
122.	HHR Holdings Pty Ltd.	Australia
123.	HHR Hotel Services Pty Ltd.	Australia
124.	HHR Investment II Coöperatief U.A.	Netherlands
125.	HHR JW Rio de Janeiro Investimentos Hoteleiros Ltda.	Brazil
126.	HHR Lauderdale Beach Limited Partnership	Delaware
127.	HHR Melbourne Hotel Pty Ltd	Delaware
128.	HHR Member II LLC	Delaware
129.	HHR New Zealand Holdings Limited	New Zealand
130.	HHR Naples LLC	Delaware
131.	HHR Naples Golf LLC	Delaware
132.	HHR Newport Beach LLC	Delaware
133.	HHR Queenstown Limited	New Zealand
134.	HHR Rio Holdings LLC	Delaware
135.	HHR Singer Island GP LLC	Delaware
136.	HHR Singer Island Limited Partnership	Delaware
137.	HHR Union Square Ventures LLC	Delaware
138.	HHR Wellington IB Limited	New Zealand
139.	HHR WRN GP LLC	Delaware
140.	HHR WRN Limited Partnership	Delaware
141.	HMA Realty Limited Partnership	Delaware
142.	HMA-GP LLC	Delaware
143.	HMC Airport, Inc.	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
144.	HMC Amelia II LLC	Delaware
145.	HMC AP Canada Company	Nova Scotia
146.	HMC AP GP LLC	Delaware
147.	HMC AP LP	Delaware
148.	HMC Atlanta LLC	Delaware
149.	HMC BN Corporation	Delaware
150.	HMC Burlingame Hotel LP	California
151.	HMC Burlingame LLC	Delaware
152.	HMC Cambridge LP	Delaware
153.	HMC Capital Resources LP	Delaware
154.	HMC Charlotte (Calgary) Company	Nova Scotia
155.	HMC Charlotte GP LLC	Delaware
156.	HMC Charlotte LP	Delaware
157.	HMC Chicago Lakefront LLC	Delaware
158.	HMC Chicago LLC	Delaware
159.	HMC Copley LP	Delaware
160.	HMC Desert LLC	Delaware
161.	HMC Diversified American Hotels, L.P.	Delaware
162.	HMC Diversified LLC	Delaware
163.	HMC DSM LLC	Delaware
164.	HMC East Side LLC	Delaware
165.	HMC Gateway, Inc.	Delaware
166.	HMC Gateway LP	Delaware
167.	HMC Grace (Calgary) Company	Nova Scotia
168.	HMC Grand LP	Delaware
169.	HMC Headhouse Funding LLC	Delaware
170.	HMC Host Atlanta, Inc.	Delaware
171.	HMC Host Restaurants LLC	Delaware
172.	HMC Hotel Development LP	Delaware
173.	HMC Hotel Properties II Limited Partnership	Delaware
174.	HMC Hotel Properties Limited Partnership	Delaware
175.	HMC HT LP	Delaware
176.	HMC JWDC GP LLC	Delaware
177.	HMC Kea Lani LP	Delaware
178.	HMC Lenox LP	Delaware
179.	HMC Manhattan Beach LLC	Delaware
180.	HMC Market Street LLC	Delaware
181.	HMC Maui LP	Delaware
182.	HMC McDowell LP	Delaware
183.	HMC MDAH One Corporation	Delaware
184.	HMC MHP II, Inc.	Delaware
185.	HMC Mexpark LLC	Delaware
186.	HMC MHP II LLC	Delaware
187.	HMC NGL LP	Delaware
188.	HMC O’Hare Suites Ground LP	Delaware
189.	HMC OLS I LLC	Delaware
190.	HMC OLS I L.P.	Delaware
191.	HMC OLS II L.P.	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
192.	HMC OP BN LP	Delaware
193.	HMC Palm Desert LLC	Delaware
194.	HMC Partnership Properties LLC	Delaware
195.	HMC PLP LLC	Delaware
196.	HMC Polanco LLC	Delaware
197.	HMC Potomac LLC	Delaware
198.	HMC Properties I LLC	Delaware
199.	HMC Property Leasing LLC	Delaware
200.	HMC Reston LP	Delaware
201.	HMC Retirement Properties, L.P.	Delaware
202.	HMC Seattle LLC	Delaware
203.	HMC SFO LP	Delaware
204.	HMC Suites Limited Partnership	Delaware
205.	HMC Suites LLC	Delaware
206.	HMC Times Square Hotel, L.P.	New York
207.	HMC Times Square Partner LLC	Delaware
208.	HMC Toronto Air Company	Nova Scotia
209.	HMC Toronto Airport GP LLC	Delaware
210.	HMC Toronto Airport LP	Delaware
211.	HMC Toronto EC Company	Nova Scotia
212.	HMC Toronto EC GP LLC	Delaware
213.	HMC Toronto EC LP	Delaware
214.	HMC/Interstate Manhattan Beach, L.P.	Delaware
215.	HMH General Partner Holdings LLC	Delaware
216.	HMH HPT CBM LLC	Delaware
217.	HMH HPT RIBM LLC	Delaware
218.	HMH Marina LLC	Delaware
219.	HMH Pentagon LP	Delaware
220.	HMH Restaurants LP	Delaware
221.	HMH Rivers, L.P.	Delaware
222.	HMH Rivers LLC	Delaware
223.	HMH WTC LLC	Delaware
224.	HMT Lessee Sub (Atlanta) LLC	Delaware
225.	HMT Lessee Sub (Palm Desert) LLC	Delaware
226.	HMT Lessee Sub (SDM Hotel) LLC	Delaware
227.	HMT Lessee Sub I LLC	Delaware
228.	HMT Lessee Sub II LLC	Delaware
229.	HMT Lessee Sub III LLC	Delaware
230.	HMT Lessee Sub IV LLC	Delaware
231.	HMT SPE (Atlanta) Corporation	Delaware
232.	HMT SPE (Palm Desert) Corporation	Delaware
233.	Hopewell Associates, L.P.	Georgia
234.	Host Atlanta II LP	Delaware
235.	Host Atlanta Perimeter Ground GP LLC	Delaware
236.	Host Atlanta Perimeter Ground LP	Delaware
237.	Host CAD Business Trust	Maryland
238.	Host California Corporation	Delaware
239.	Host Cambridge GP LLC	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
240.	Host Capitol Hill LLC	Delaware
241.	Host Cincinnati Hotel LLC	Delaware
242.	Host Cincinnati II LLC	Delaware
243.	Host City Center GP LLC	Delaware
244.	Host CLP Business Trust	Maryland
245.	Host CLP LLC	Delaware
246.	Host Copley GP LLC	Delaware
247.	Host Dallas Quorum Ground GP LLC	Delaware
248.	Host Dallas Quorum Ground LP	Delaware
249.	Host Denver Hotel Company	Delaware
250.	Host Denver LLC	Delaware
251.	Host DSM Limited Partnership	Delaware
252.	Host Financing LLC	Delaware
253.	Host FJD Business Trust	Maryland
254.	Host Fourth Avenue LLC	Delaware
255.	Host GH Atlanta GP LLC	Delaware
256.	Host Grand GP LLC	Delaware
257.	Host Hanover Hotel Corporation	Delaware
258.	Host Harbor Island Corporation	Delaware
259.	Host Holding Business Trust	Maryland
260.	Host Hotels Empreendimentos Hoteleiros Ltda.	Brazil
261.	Host Hotels & Resorts, L.P.	Delaware
262.	Host Hotel Limited	United Kingdom
263.	Host Houston Briar Oaks, L.P.	Delaware
264.	Host Indianapolis GP LLC	Delaware
265.	Host Indianapolis Hotel Member LLC	Delaware
266.	Host Indianapolis I LP	Delaware
267.	Host Indianapolis LP	Delaware
268.	Host Kea Lani GP LLC	Delaware
269.	Host Kierland GP LLC	Delaware
270.	Host Kierland LP	Delaware
271.	Host La Jolla LLC	Delaware
272.	Host Lenox Land GP LLC	Delaware
273.	Host Los Angeles GP LLC	Delaware
274.	Host Los Angeles LP	Delaware
275.	Host Maui GP LLC	Delaware
276.	Host Maui Vacation Ownership LLC	Delaware
277.	Host McDowell GP LLC	Delaware
278.	Host Melbourne LLC	Delaware
279.	Host Mission Hills Hotel LP	Delaware
280.	Host Mission Hills II LLC	Delaware
281.	Host Moscone GP LLC	Delaware
282.	Host Needham Hotel LP	Delaware
283.	Host Needham II LLC	Delaware
284.	Host NY Downtown GP LLC	Delaware
285.	Host O’Hare Suites Ground GP LLC	Delaware
286.	Host of Boston, Ltd.	Massachusetts
287.	Host of Houston 1979 LP	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
288.	Host of Houston Ltd.	Delaware
289.	Host OP BN GP LLC	Delaware
290.	Host MHP Two Corporation	Delaware
291.	Host Park Ridge LLC	Delaware
292.	Host Pentagon GP LLC	Delaware
293.	Host PLN Business Trust	Maryland
294.	Host Properties, Inc.	Delaware
295.	Host Realty Hotel LLC	Delaware
296.	Host Realty LLC	Delaware
297.	Host Realty Partnership, L.P.	Delaware
298.	Host Restaurants GP LLC	Delaware
299.	Host Reston GP LLC	Delaware
300.	Host San Diego Hotel LLC	Delaware
301.	Host San Diego LLC	Delaware
302.	Host Santa Clara GP LLC	Delaware
303.	Host SFO GP LLC	Delaware
304.	Host SH Boston Corporation	Massachusetts
305.	Host South Coast GP LLC	Delaware
306.	Host Swiss GP LLC	Delaware
307.	Host Tampa GP LLC	Delaware
308.	Host Times Square GP LLC	Delaware
309.	Host Times Square LP	Delaware
310.	Host UK Business Trust	Maryland
311.	Host Waltham Hotel LP	Delaware
312.	Host Waltham II LLC	Delaware
313.	Host WNY GP LLC	Delaware
314.	Hotel Properties Management, Inc.	Delaware
315.	Hotelera Host San Cristobal Limitada	Chile
316.	Hotels Union Square LLC	Delaware
317.	HST Asia/Australia Asset Manager LLC	Delaware
318.	HST Asia/Australia LLC	Delaware
319.	HST Euro II LP B.V.	Netherlands
320.	HST EBT Euro Holdings B.V.	Netherlands
321.	HST GP LAX LLC	Delaware
322.	HST GP Mission Hills LLC	Delaware
323.	HST GP San Diego LLC	Delaware
324.	HST GP South Coast LLC	Delaware
325.	HST GP SR Houston LLC	Delaware
326.	HST Grand Central LLC	Delaware
327.	HST I LLC	Delaware
328.	HST II LLC	Delaware
329.	HST III LLC	Delaware
330.	HST Kierland LLC	Delaware
331.	HST Lessee Boston LLC	Delaware
332.	HST Lessee Cincinnati LLC	Delaware
333.	HST Lessee CMBS LLC	Delaware
334.	HST Lessee Denver LLC	Delaware
335.	HST Lessee Indianapolis LLC	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
336.	HST Lessee Keystone LLC	Delaware
337.	HST Lessee LAX LP	Delaware
338.	HST Lessee Mission Hills LP	Delaware
339.	HST Lessee Needham LLC	Delaware
340.	HST Lessee San Diego LP	Delaware
341.	HST Lessee SNYT LLC	Delaware
342.	HST Lessee South Coast LP	Delaware
343.	HST Lessee SR Houston LP	Delaware
344.	HST Lessee Waltham LLC	Delaware
345.	HST Lessee West Seattle LLC	Delaware
346.	HST Lessee WNY LLC	Delaware
347.	HST Lessee WSeattle LLC	Delaware
348.	HST LP Euro B.V.	Netherlands
349.	HST LT LLC	Delaware
350.	HST RHP LLC	Delaware
351.	HST San Diego HH Lessee GP LLC	Delaware
352.	HST San Diego HH LP	Delaware
353.	HST Union Square LLC	Delaware
354.	HST WRN LLC	Delaware
355.	HST Sub-Owner LLC	Delaware
356.	IHP Holdings Partnership LP	Pennsylvania
357.	Inversiones y Hotelera Host San Cristobal Limitada	Chile
358.	Ivy Street Hopewell LLC	Delaware
359.	Ivy Street Hotel Limited Partnership	Georgia
360.	Ivy Street LLC	Delaware
361.	JWDC Limited Partnership	Delaware
362.	JWDC LP Holdings Limited Partnership	Delaware
363.	Lauderdale Beach Association	Florida
364.	Manchester Grand Resorts, Inc.	California
365.	Manchester Grand Resorts, L.P.	California
366.	Market Street Host LLC	Delaware
367.	Marriott Mexico City Partnership, G.P.	Delaware
368.	MFI Liquidating Agent LLC	Delaware
369.	MDSM Finance LLC	Delaware
370.	MHP Acquisition Corp.	Delaware
371.	MHP II Acquisition Corp.	Delaware
372.	MOHS Corporation	Delaware
373.	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Delaware
374.	New Market Street LP	Delaware
375.	Pacific Gateway, Ltd.	California
376.	Pacifica Partners Private Limited	Singapore
377.	Philadelphia Airport Hotel Corporation	Pennsylvania
378.	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
379.	Philadelphia Airport Hotel LLC	Delaware
380.	Philadelphia Market Street HMC Hotel Limited Partnership	Delaware
381.	Philadelphia Market Street Hotel Corporation	Delaware
382.	Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware
383.	PM Financial LLC	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
384.	PM Financial LP	Delaware
385.	Polserv, S.A. de C.V.	Mexico
386.	Potomac Hotel Limited Partnership	Delaware
387.	RHP Foreign Lessee LLC	Delaware
388.	Rockledge HMC BN LLC	Delaware
389.	Rockledge HMT LLC	Delaware
390.	Rockledge Hotel LLC	Delaware
391.	Rockledge Hotel Properties, Inc.	Delaware
392.	Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands
393.	Rockledge Manhattan Beach LLC	Delaware
394.	Rockledge Minnesota LLC	Delaware
395.	Rockledge NY Times Square LLC	Delaware
396.	Rockledge Potomac LLC	Delaware
397.	Rockledge Riverwalk LLC	Delaware
398.	Rockledge Square 254 LLC	Delaware
399.	S.D. Hotels LLC	Delaware
400.	S.D. Hotels, Inc.	Delaware
401.	Santa Clara Host Hotel Limited Partnership	Delaware
402.	Seattle Host Hotel Company LLC	Delaware
403.	Servimarr, S.A. de C.V.	Mexico
404.	SNYT LLC	Delaware
405.	South Coast Host Hotel LP	Delaware
406.	Starlex LP	Delaware
407.	Tiburon Golf Ventures Limited Partnership	Delaware
408.	Timeport, L.P.	Georgia
409.	Times Square GP LLC	Delaware
410.	Timewell Group, L.P.	Georgia
411.	W&S Realty Corporation of Delaware	Delaware
412.	Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware
413.	YBG Associates LP	Delaware